SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): February 14, 1995

                             GROW GROUP, INC.
           (Exact name of registrant as specified in charter)

                                   New York
               (State or other jurisdiction of incorporation)

           1-4596                               11-1665588
    (Commission File Number)      (IRS Employer Identification No.)

     200 Park Avenue, New York, New York                 10166
   (Address of principal executive offices)            (Zip Code)

    Registrant's telephone number, including area code: (212) 599-4400

                              Not Applicable
      (Former name or former address, if changed since last report)


          Item 5.   Other Events.

                    On February 14, 1995, Grow Group, Inc. (the
          "Company"), Corimon S.A.C.A. ("Corimon") and Corimon Corporation entered into a letter agreement among them relating to the Standstill Agreement, dated July 21, 1992, as amended (the "Standstill Agreement"), and an amendment to the Registration Rights Agreement among them, dated August 7, 1992 (the "Registration Rights Agreement") in order to permit Corimon to enter into certain transactions with Fidelity Capital & Income Fund ("Fidelity Capital") in connection with Corimon's proposed investment in Standard Brands Paint Company ("Standard Brands").

                    The letter agreement relating to the Standstill Agreement, among other things, (i) extends the term of the Standstill Agreement for a one-year period, (ii) consents to the issuance by Corimon Corporation to Fidelity Capital of $8 million aggregate principal amount of Exchangeable Preferred Stock which is exchangeable for 516,129 shares of Common Stock of the Company, subject to customary adjustments, and the potential transfer of such shares of Common Stock to Fidelity Capital in accordance with the terms of such Exchangeable Preferred Stock and
          (iii) consents to the pledge by Corimon to Fidelity Capital of up to 1,350,000 shares of Common Stock of the Company.

                    The amendment to the Registration Rights
          Agreement consents to the assignment to Fidelity Capital of certain of Corimon's rights, subject to Corimon's obligations under the Registration Rights Agreement.

                    Copies of the letter agreement relating to the Standstill Agreement and amendment to the Registration Rights Agreement are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

                    The Company and Corimon also entered into an Agreement relating to various license and distribution agreements and letters of intent previously entered into between them (the "Technology Agreements"). The Agreement provides that neither Corimon nor its affiliates shall, among other things, utilize any of the technology which is the subject of the Technology Agreements outside the territory specified therein or transfer or disclose such technology to Standard Brands or permit Standard Brands to use the technology. A copy of this Agreement is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

          Item 7.   Financial Statements, Pro Forma
                    Financial Information and Exhibits.

                    (a)  Financial Statements of Businesses
                         Acquired:

                         Not applicable.

                    (b)  Pro Forma Financial Information:

                         Not applicable.

                    (c)  Exhibits:

                         99.1 Letter Agreement relating to
                              Standstill Agreement, dated February
                              14, 1995, by and among Grow Group,
                              Inc., Corimon S.A.C.A. and Corimon
                              Corporation

                         99.2 Amendment to Registration Rights
                              Agreement, dated February 14, 1995,
                              by and between Grow Group, Inc. and
                              Corimon S.A.C.A.

                         99.3 Agreement, dated February 14, 1995,
                              by and between Grow Group, Inc. and
                              Corimon S.A.C.A. relating to certain
                              Technology Agreements.



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GROW GROUP, INC.

          Date: February 22, 1995

                                        By:  /s/ Lloyd Frank
                                                 Lloyd Frank,
                                                 Secretary



                                Exhibit Index

                    Exhibit                            Page No.

          99.1      Letter Agreement relating to
                    Standstill Agreement, dated
                    February 14, 1995, by and among
                    Grow Group, Inc., Corimon S.A.C.A.
                    and Corimon Corporation

          99.2      Amendment to Registration Rights
                    Agreement, dated February 14, 1995,
                    by and between Grow Group, Inc.
                    and Corimon S.A.C.A.

          99.3      Agreement, dated February 14, 1995,
                    by and between Grow Group, Inc. and
                    Corimon S.A.C.A. relating to certain
                    Technology Agreements.